SMITH CORONA CORPORATION

            SECOND AMENDMENT  TO DEBTOR-IN-POSSESSION
         CREDIT AGREEMENT, FIRST AMENDMENT TO COLLATERAL
                  DOCUMENTS AND LIMITED WAIVER


          This SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT, FIRST AMENDMENT TO COLLATERAL DOCUMENTS AND LIMITED WAIVER (this "Amendment") is dated as of August 15, 1995 and entered into by and among SMITH CORONA CORPORATION, a Delaware corporation, as debtor and debtor-in-possession (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), and, for purposes of Section 6 hereof, the Credit Support Parties (as hereinafter defined) named on the signature pages hereto, and is made with reference to that certain Debtor-In-Possession Credit Agreement dated as of July 10, 1995, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement dated as of July 24, 1995 (as so amended, the "Credit Agreement"), by and among the Borrower, the Lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                            RECITALS

          WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement and certain Collateral
  Documents as provided herein; and

          WHEREAS, the Borrower has requested the Agent and the Lenders to waive certain provisions of the Credit Agreement and that certain Letter Agreement Regarding Post Closing Covenants (the "Letter Agreement") and, subject to the terms and conditions contained herein, the Agent and the Lenders are willing to agree to such waiver;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 2: Amounts and Terms of
  Commitments

          Subsection 2.7(b) of the Credit Agreement is hereby amended by deleting the phrase "paragraph (b) of this subsection" therefrom and substituting the phrase "the last sentence of subsection 2.7(a) of this Agreement" therefor.

          1.2  Amendments to Section 4:  Conditions to Initial
  Extensions of              Credit

          Subsection 4.1(b) of the Credit Agreement is hereby amended by deleting the parenthetical "(subject to permitted
  Liens)" therefrom and substituting the parenthetical "(subject to Liens permitted pursuant to subsection 6.3 of this Agreement)" therefor.

          1.3  Amendments to Section 7:  Events of Default

          Section 7 of the Credit Agreement is hereby amended by deleting the phrase "the Agent shall give the Borrower and counsel to any official committees in respect of the Chapter 11 Case three Business Days' prior notice" from the second paragraph of such Section and substituting therefor the phrase "the Agent shall give the Borrower and counsel to any official committees in respect of the Chapter 11 Case five Business Days' prior notice" therefor.

          1.4  Amendments to Section 9:  Miscellaneous

          Subsection 9.2 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

               "; provided further, that copies of all notices, requests or demands delivered pursuant to this subsection 9.2, and copies of all statements delivered pursuant to subsection
  9.5, shall also be delivered to:

                        Smith Corona Corporation Creditors'
  Committee
                        c/o Blank, Rome, Comisky & McCauley
                        Four Penn Center Plaza
                        Philadelphia, PA  19103
                        Attention:     Howard Glassman, Esq.
                        Telephone:     (215) 569-5500
                        Telecopy: (215) 569-5555

          Section 2.    AMENDMENTS TO COLLATERAL DOCUMENTS

          2.1  Amendments to Security Agreement

          Subsection 7.4 of the Security Agreement is hereby amended by deleting the phrase "three Business Days'" from the second sentence thereof and substituting the phrase "five
  Business Days'" therefor.

          2.2  Amendments to Borrower Pledge Agreement

          Section 7(b) of the Borrower Pledge Agreement is hereby amended by deleting the phrase "three Business Days'" therefrom and substituting the phrase "five Business Days'" therefor.

          2.3  Amendments to Guarantor Pledge Agreement

          Section 7(b) of the Guarantor Pledge Agreement is hereby amended by deleting the phrase "three Business Days'" therefrom and substituting the phrase "five Business Days'" therefor.

          Section 3.    LIMITED WAIVER

          Subject to the terms and provisions of this Amendment, the Agent and the Lenders hereby (i) waive until August 21, 1995 compliance with the provisions of (x) paragraph 3 of the Letter Agreement, (y) paragraph 5.16(b) of the Credit Agreement and (z) subsection 5.16(c) of the Credit Agreement that require SCC Singapore to execute a counterpart of the Subsidiary Guaranty; (ii) waive until August 28, 1995 compliance with the provisions of paragraph 1 of the Letter Agreement with respect to the stock of Smith Corona (Canada) Limited and Smith Corona GmbH, (iii) waive until September 1, 1995 compliance with the provisions of paragraph 1 of the Letter Agreement with respect to the stock of Smith Corona France S.A.R.L., (iv) waive until September 1, 1995 compliance with the provisions of subsection 4.1(g) of the Credit Agreement that require delivery of a good standing certificate for the Borrower certified by the Secretary of State of Hawaii, and (v) waive compliance with the provisions of (w) subsection 5.16(c) of the Credit Agreement that require SCC Singapore to grant a security interest in its property,
  (x) subsection 5.16(c) of the Credit Agreement that require SCC Singapore to become a borrower, provided that the Lenders and the Borrower shall mutually determine whether to include SCC Singapore as a borrower under the Credit Agreement and the other Loan Documents, (y) paragraph 1 of the Letter Agreement with respect to Smith Corona International, Ltd., provided that the Borrower delivers to the Agent and the Lenders on or before August 18, 1995 an Officer's Certificate stating that Smith Corona International, Ltd. is in liquidation and that its only assets are cash and securities with an aggregate value of less than $1,000 and an intercompany note that will be cancelled in connection with the liquidation, and (z) paragraph 1 of the Letter Agreement with respect to Smith Corona Australia Pty. Ltd. ("SCC Australia") upon (i) the representation by the Borrower that SCC Australia has been placed in administrative insolvency proceedings in Australia and (ii) the agreement of the Borrower that any distribution upon the capital stock or equity interest of the Borrower in SCC Australia shall be paid directly to the Agent on behalf of the Lenders, to be held by the Agent in a segregated account as part of the Collateral (as defined in the Security Agreement executed as of July 10, 1995 by the Borrower) and to be applied to the Obligations upon the occurrence and during the continuation of an Event of Default.

          Without limiting the generality of the provisions of subsection 9.3 of the Credit Agreement, the waivers set forth herein shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of the Credit Agreement and the Letter Agreement set forth above in the manner, to the extent and for the applicable periods described above, and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of compliance by the Borrower with respect to (i) the provisions of the Credit Agreement or the Letter Agreement set forth above in any other instance or (ii) any other term, provisions or condition of the Credit Agreement, the Letter Agreement or any other instrument or agreement referred to therein, (b) prejudice any right or remedy that the Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement, the Letter Agreement or any other instrument or agreement referred to therein or (c) create any obligation on the part of the Agent or any Lender to renew or extend the waiver contained herein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, the Letter Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

          Section 4.    CONDITIONS TO EFFECTIVENESS

          Sections 1, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

          A. The Agent shall have received counterparts of this Amendment executed by the Borrower, each Lender and the Agent and written or telephonic notification of such execution and authorization of delivery thereof.

          B. The Bankruptcy Court shall have approved the execution of this Amendment, and the consummation of the transactions contemplated hereby, by the Borrower.

          Section 5.    REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended
  Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

          C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

          Section 6.    ACKNOWLEDGEMENT AND CONSENT

          The Borrower is a party to the Security Agreement and the Borrower Pledge Agreement pursuant to which the Borrower has created Liens in favor of the Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is party to the Subsidiary Guaranty pursuant to which the Subsidiary Guarantors have guarantied the Obligations. The Subsidiary Guarantors party to the Guarantor Pledge Agreement have created Liens in favor of the Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. The Borrower and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Collateral Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

          Each Credit Support Party acknowledges and agrees that any of the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 7.    MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection
  9.5 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law.  THIS AMENDMENT SHALL BE
  GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
  WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT
  REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                SMITH CORONA CORPORATION,
                                as debtor and debtor-in-possession


                                By:
                                Title:


                                CHEMICAL BANK, as
                                Agent and as a Lender


                                By:
                                Title:


                                BANK OF AMERICA ILLINOIS


                                By:
                                Title:



                                SCM (UNITED KINGDOM) LIMITED,
  (for purposes of Section 6 only) as a Credit Support Party


                                By:

                                Title:



                                SMITH CORONA OVERSEAS
                                HOLDINGS, INC., (for purposes of
  Section 6 only) as a Credit Support Party


                                By:
                                Title:


                                SMITH CORONA (UK), LIMITED, (for
  purposes of Section 6 only) as a Credit Support Party


                                By:
                                Title: